As filed with the Securities and Exchange Commission on September 27, 1999.

Registration No. 33-39020
(The 59 Wall Street U.S. Treasury Money Fund
 The 59 Wall Street Tax Exempt Money Fund)



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 11

                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 46


                            THE 59 WALL STREET TRUST

               (Exact name of Registrant as specified in charter)



                                 21 Milk Street
                          Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)



           Registrant's Telephone Number, Including Area Code: (617)423-0800



                               PHILIP W. COOLIDGE
                   21 Milk Street, Boston, Massachusetts 02109


                    (Name and Address of Agent for Service)

                                    Copy to:

                         JOHN E. BAUMGARDNER, JR., ESQ.

                              Sullivan & Cromwell

                   125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately  upon filing  pursuant to pursuant to paragraph (b)
[ ] on           pursuant to paragraph (b)
[ ] 60 days after filing  pursuant to paragraph (a) i)
[X] on October 28, 1999  pursuant to paragraph  (a)(i)
[ ] 75 days afterfiling pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (par value $.001)

PROSPECTUS
                      The 59 Wall Street Money Market Fund
                   The 59 Wall Street U.S. Treasury Money Fund
                    The 59 Wall Street Tax Exempt Money Fund
        The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund
                   21 Milk Street, Boston, Massachusetts 02109

       The Money Market Fund, the U.S. Treasury Money Fund, the Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund are separate portfolios of The 59 Wall Street Trust. Shares of each Fund are offered by this Prospectus. The Money Market Fund invests all of its assets in the U.S. Money Market Portfolio (the Portfolio).

       Brown Brothers Harriman & Co. is the Investment Adviser for the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Fixed Income Fund and the Portfolio and the administrator and shareholder servicing agent of each Fund. Shares of each Fund are offered at net asset value without a sales charge.
_______________________________________________________________________________

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                         The date of this Prospectus is
                               November 1, 1999.

                                TABLE OF CONTENTS

                                                                          Page
Investment Objective and Strategies .....................................
Principal Risk Factors ..................................................
Fund Performance ........................................................
Fees and Expenses of the Funds ..........................................
Investment Adviser.......................................................
Shareholder Information .................................................
Financial Highlights.....................................................
Additional Investment Information .......................................

INVESTMENT OBJECTIVE AND STRATEGIES

       The investment objective of the U.S. Treasury Money Fund and U.S. Money Market Portfolio is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Exempt Money Fund is to provide investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Free Fixed Income Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

                                Money Market Fund

       Currently, the Investment Adviser of U.S. Money Market Portfolio invests only in the highest rated, short-term money market instruments denominated in U.S. dollars. These instruments include U.S. Government securities and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations.

                            U.S. Treasury Money Fund

       Currently, the Investment Adviser of the U.S. Treasury Money Fund invests only in securities backed as to principal and interest payments by the full faith and credit of the United States of America. These securities are issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds as well as unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury.

                              Tax Exempt Money Fund

       The Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax.
Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. The Investment Adviser may invest more than 25% of the Fund's total assets in securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

                           Tax Free Fixed Income Fund

         The Tax Free Fixed Income Fund invests primarily in high quality municipal securities and the dollar weighted average maturity of the Fund's portfolio does not exceed three years. Under normal circumstances the Investment Adviser fully invests the assets of the Fund in a broad range of high quality municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities. These securities include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities.


       The net asset value of shares of each of the Money Market Fund, the U.S. Treasury Money Fund and the Tax Exempt Money Fund is expected to remain constant at $1.00.

PRINCIPAL RISK FACTORS
      The principal risks of investing in each Fund and the Portfolio and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Tax Free Fixed Income Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

o        Market Risk:
      The price of a debt security will fluctuate in response to changes in interest rates. A major change in interest rates, a default on an investment held by each Fund or the Portfolio or a significant decline in the value of a Fund or Portfolio investment could cause the value of your investment in the Fund or Portfolio, or its yield, to decline. In general, short-term securities have relatively small fluctuations in price in a response to general changes in interest rates.

o        Interest Rate Risk:
      The amount of income paid to the shareholder by each Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in the highest quality short-term instruments may result in a lower yield than investing in lower quality or longer-term instruments.

o        Credit Risk:
     Credit risk refers to the likelihood that an issuer will default on interest or principal payments. The Funds and the Portfolio invest in high quality debt securities, which limit the exposure to credit risk.

                                Money Market Fund

o        Industry Concentration Risk:
      The U.S. Money Market Portfolio invests in bank obligations. The value of these investments could decline as a result of adverse events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect their profitability.

o        Foreign Investment Risk:
      Non-U.S. securities are subject to additional risks such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets. There may be rapid changes in the values of these securities.

              Tax Exempt Money Fund and Tax Free Fixed Income Fund

Municipal Investment Risk:
      Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If a security's structure fails to function as intended, the security could become taxable or decline in value.

      Investments in each Fund are neither insured nor guaranteed by the U.S. Government. Shares of each Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in each Fund.

Fund Performance

      The chart and table below give an indication of the Money Market Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. For current yield information, please call 800-625-5759 toll free, or contact your account representative.

      When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.

Total Return (% per calendar year)  [TO BE UPDATED]

------------------------------------------------------------------ ------------------------- -------------------------
Highest and Lowest Return
(Quarterly 1993-1998)
------------------------------------------------------------------ ------------------------- -------------------------
                                                                   Return                    Quarter Ending
Highest                                                            %
Lowest                                                             %

---------------------------------------- ------------------------- ---------------------------------------------------
Average Annual Total Returns
(through December 31, 1999) [CONFIRM]
---------------------------------------- ------------------------- ---------------------------------------------------
                                         1 Year                    5 Years                   Life of Fund
                                                                                             (Since     )
Money Market Fund
1-Month LIBOR

---------------------------------------- ------------------------- ------------------------- -------------------------


Fund Performance

      The chart and table below give an indication of the U.S. Treasury Money Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. For current yield information, please call 800-625-5759 toll free, or contact your account representative.
      When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.

Total Return (% per calendar year) [TO BE UPDATED]

------------------------------------------------------------------ ------------------------- -------------------------
Highest and Lowest Return
(Quarterly 1993-1998)
------------------------------------------------------------------ ------------------------- -------------------------
                                                                   Return                    Quarter Ending
Highest                                                            %
Lowest                                                             %

---------------------------------------- ------------------------- ---------------------------------------------------
Average Annual Total Returns
(through December 31, 1998)
---------------------------------------- ------------------------- ---------------------------------------------------
                                         1 Year                    5 Years                   Life of Fund
                                                                                             (Since     )
U.S. Treasury Money Fund
1-Month LIBOR
---------------------------------------- ------------------------- ------------------------- -------------------------


Fund Performance
      The chart and table below give an indication of the Tax Free Fixed Income Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.
      When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.

Total Return (% per calendar year) [TO BE UPDATED]

------------------------------------------------------------------ ------------------------- -------------------------
Highest and Lowest Return
(Quarterly 1993-1998)
------------------------------------------------------------------ ------------------------- -------------------------
                                                                   Return                    Quarter Ending
Highest                                                            %
Lowest                                                             %

---------------------------------------- ------------------------- ---------------------------------------------------
Average Annual Total Returns
(through December 31, 1998)
---------------------------------------- ------------------------- ---------------------------------------------------
                                         1 Year                    5 Years                   Life of Fund
                                                                                             (Since     )
Tax Free Short/Intermediate
Fixed Income Fund
Merrill Lynch 0-3 General Obligation
Municipal Bond Index
---------------------------------------- ------------------------- ------------------------- -------------------------

FEES AND EXPENSES OF THE FUNDS
       The tables below describe the fees and expenses1 that an investor may pay if that investor buys and holds shares of the Funds.
                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

                                                     All Funds
Maximum Sales Charge (Load)
Imposed on Purchases                                 None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                      None
Redemption Fee                                       None
Exchange Fee                                         None

                                                    ANNUAL FUND OPERATING EXPENSES
                          (Expenses that are deducted from Fund assets as a percentage of average net assets)

                                                   Money             U.S. Treasury     Tax Exempt       Tax Free
                                                   Market Fund       Money Fund        Money Fund       Fixed Income Fund
                                            ----------------------------------------------------------------------

Management Fees                                        0.15%             0.15%             0.15%             0.25%
Distribution (12b-1) Fees                              None              None              None              None
Other Expenses
 Administration Fee                             0.110%            0.10%              0.10%             0.15%
 Shareholder Servicing/Eligible Institution Fee 0.225            0.225               0.25              0.25
 Other Expenses                                 0.045  0.38      0.145   0.47        0.73  1.08        0.18  0.58
                                                -----  ----      -----   ----        ----  ----        ----  ----
Total Annual Fund Operating Expenses                   0.53%             0.62%             1.23%             0.83%
                                                       ====              ====             (0.58)             ====
Expense Payment2                                       n/a                 n/a            ------
                                                                                           0.65%
Net Expenses Paid by Fund                              n/a                 n/a             ====

-------------------------

1The expenses shown for the Money Market Fund include the expenses of the U.S. Money Market Portfolio.
2The expense payment agreement is a contractual limitation on expense which will continue until December 31, 2004.

                                     EXAMPLE

       The example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Funds for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

               Money            U.S. Treasury     Tax Exempt       Tax Free
               Market Fund3     Money Fund        Money Fund       Fixed Income Fund
               ------------     ----------        ----------       -----------------
   1 year       $54               $63               $66              $85
   3 years     $170              $199              $208             $265
   5 years     $296              $346              $362             $460
   10 years    $665              $774              $810            $1025

              3The example above reflect the expenses of both the Fund and the Portfolio.

INVESTMENT ADVISER

       The Investment Adviser to the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Fixed Income Fund and U.S. Money Market Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.
       The Investment Adviser provides investment advice and portfolio management services to the Funds and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1999, it managed total assets of approximately $33 billion.

       A team of individuals manages the Tax Free Fixed Income Fund's portfolio on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn
E. Baker, Mr. John P. Nelson, Ms. Barbara A. Brinkley and Ms. Debra L. Croviez of Brown Brothers Harriman & Co. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Nelson holds a B.S. from St. Vincent's College. He joined Brown Brothers Harriman & Co. in 1987. Ms. Brinkley holds a B.A. from Smith College. She joined Brown Brothers Harriman & Co. in 1967. Ms. Croviez holds a B.B.A. from George Washington University. She joined Brown Brothers Harriman & Co. in 1997. Prior to joining Brown Brothers Harriman & Co., she worked for Republic National Bank.

       As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser, under the Investment Advisory Agreements, the Funds pay the Investment Adviser the following annual fees, computed daily and payable monthly:

                                            Percentage of Average
                                            Daily Net Assets

       U.S. Money Market Portfolio           0.15%
       U.S. Treasury Money Fund              0.15%
       Tax Exempt Money Fund                 0.15%
       Tax Free Fixed Income Fund            0.25%

SHAREHOLDER INFORMATION
                                 NET ASSET VALUE

       The Trust determines the net asset value of each Fund every day the New York Stock Exchange is open for regular trading and the New York banks are open for business. The money market funds calculate their net asset value once daily at 12:00 P.M., New York time. The Tax Free Fixed Income Fund calculates its net asset value once daily at 4:00 P.M., New York time.

       It is anticipated that the net asset value per share of the money market funds will remain constant at $1.00. No assurance can be given that this goal can be achieved.

       The Trust values the assets of the money market funds and the Portfolio at amortized cost, which is approximately equal to market value. The Trust values the assets in the Tax Free Fixed Income Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets of the Tax Free Fixed Income Fund are valued at fair value in accordance with procedures established by the Trustees of the Trust.

                               PURCHASE OF SHARES

       The Trust offers shares of each Fund on a continuous basis at its net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Trust receives the purchase order and acceptable payment for such order prior to such calculation. The Trust then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares of the money market funds are entitled to dividends declared on the day the Trust executes the purchase order on the books of the Trust. Shares of the Tax Free Fixed Income Fund are entitled to dividends declared on the next business day following the day the Trust executes the purchase order on the books of the Trust.

       An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $1,000 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

       An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. The Trust executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Trust's Custodian, State Street Bank and Trust Company has receive payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.
                              REDEMPTION OF SHARES

       If the Trust receives a redemption request prior to the net asset value determination on that day, the Trust will execute such a redemption at the net asset value per share next determined. Shares of the money market funds continue to earn daily dividends declared prior to the business day that the Trust executes the redemption request on the books of the Trust. Shares of the Tax Free Fixed Income Fund continue to earn dividends declared through the business day that the Trust executes the redemption request on the books of the Trust.

       Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial
Intermediary. The Trust pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

       Shareholders may redeem shares held directly in the name of a shareholder on the books of the Trust by submitting a redemption request in good order to the Trust through the Shareholder Servicing Agent. The Trust pays proceeds resulting from such redemption directly to shareholders of the money market funds generally on the day the redemption request is executed, and in any event within seven days. The Trust pays proceeds resulting from such redemption directly to shareholders of the Tax Free Fixed Income Fund generally on the next business day after the redemption request is executed, and in any event within seven days.

        A shareholder redeeming shares should be aware that the net asset value of the shares of the money market funds may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

                            Redemptions by the Trust

       The Shareholder Servicing Agent has established a minimum account size of $100,000 for the Funds, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Trust may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Trust notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

       Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

       The Trust may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

       All of the money market funds' net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly. All of the Tax Free Fixed Income Fund's net investment income and a discretionary portion of any net short-term capital gains are declared as a dividend daily and paid monthly.

        Determination of each Fund's net income is made each business day immediately prior to the determination of the net asset value per share of each Fund. Net income for days other than such business days is determined at the time of the determination of the net asset value per share of each Fund on the immediately preceding business day.

       Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

       Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the money market funds, shares purchased through submission of a purchase order prior to 12:00 P.M., New York time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. For the Tax Free Fixed Income Fund, shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on the next business day. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.

       Such shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements.

       Substantially all of the Tax Free Fixed Income Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. The Trust may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

                                      TAXES

       Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the Money Market Fund and U.S. Treasury Money Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

       The Tax Exempt Money Fund and the Tax Free Fixed Income Fund expect that most of their net income will be attributable to interest on municipal obligations and as a result most of the Funds' dividends to shareholders will not be taxable. The non-exempt portion of dividends are taxable to shareholders of the Funds as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

       The Tax Free Income Fund's capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

                                Foreign Investors

       Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Funds since alternative investments would not be subject to United States withholding tax.

                              FINANCIAL HIGHLIGHTS

       The financial highlights table is intended to help an investor understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                                                        Money Market Fund
                                                                   For the years ended June 30,
                                                      1999       1998         1997      1996       1995
Net asset value, beginning of year .......            $1.00      $1.00        $1.00     $1.00      $1.00
Income from investment operations:
  Net investment income  .................             0.05       0.05         0.05      0.05       0.05
Dividends to shareholders
from net investment income ...............            (0.05)     (0.05)       (0.05)    (0.05)     (0.05)
                                                      ------     ------                            ------

Net asset value, end of year .............            $1.00      $1.00        $1.00     $1.00      $1.00
                                                      =====      =====        =====     =====      =====

Total return * ...........................             4.77%      5.22%        5.07%     5.33%      4.92%
Ratios/supplemental data**:
 Net assets, end of year
(000's omitted)...........................        $1,074,741      $937,790   $917,536 $763,972 $624,847
 Ratio of expenses to average
net assets*...............................             0.53%      0.55%        0.55%     0.55%      0.55%
 Ratio of net investment income
to average net assets ....................             4.66%      5.11%        4.96%     5.14%      4.86%
 .........................................

 *     Had the expense reimbursement  agreement,  which commenced July 1, 1993, not been in place, the ratio of expenses to average net
       assets, for the years ended June 30, 1997, 1996 and 1995, would have been
       0.55%,  0.56% and 0.56%,  respectively.  For the same periods,  the total return of the Fund would have been 5.07%, 5.32% and 4.90%,  respectively.
       The expense reimbursement agreement was terminated on July 1, 1997.
**      Ratios include the Fund's share of Portfolio income and expenses, as appropriate.





                                                                    U.S. Treasury Money Fund
                                                                   For the years ended June 30,

                                                      1999       1998         1997      1996       1995
Net asset value,
  beginning of period...........                      $1.00      $1.00        $1.00     $1.00      $1.00
Income from investment  operations:
  Net investment income.........                       0.04       0.05         0.04      0.05       0.05
  Dividends to shareholders from
    net investment income.......                      (0.04)     (0.05)       (0.04)    (0.05)     (0.05)
                                                      ------     ------       ------    ------     ------
Net asset value, end of
  period........................                      $1.00      $1.00        $1.00     $1.00      $1.00
                                                      =====      =====        =====     =====      =====

Total return....................                       4.15%      4.78%        4.75%     4.96%*     4.67%*

Ratios/supplemental data:
  Net assets, end of period
(000's omitted).................                   $193,222   $194,694   $160,458 $146,225   $144,969
  Ratio of expenses to
    average net assets .........                       0.62%      0.56%        0.55%     0.56%*     0.55%*
  Ratio of net investment
    income to average
    net assets..................                       4.07%      4.70%        4.65%     4.78%      4.52%

* Had the expense reimbursement agreement, which commenced July 1, 1993, not been in place, the ratio of expenses to average net assets, for the years ended June 30, 1996 and 1995 would have been 0.57% and 0.58, respectively. For the same periods, the total return would have been 4.91% and 4.64%, respectively. The expense reimbursement agreement terminated on February 1, 1996.





                                                                   Tax Exempt Money Fund

                                                                   For the period from
                                                                     February 22, 1999
                                                                     (commencement of
                                                                      operations) to
                                                                       June 30, 1999


Net asset value, beginning of period......                                    $1.00
Income from investment operations:
 Net investment income ...................                                     0.01
Dividends to shareholders from
 net investment income....................                                    (0.01)
                                                                              ------
Net asset value, end of period............                                   $ 1.00
                                                                             ======
Total return(1)...........................                                     1.03%
Ratios/supplemental data:
 Net assets, end of period (000's omitted)                                    $14,654
 Ratio of expenses to average net  assets(1)(2)                                 0.65%
Ratio of net investment income to  average net assets(2)                       2.63%
-------------------------------

(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:
       Ratio of expenses to average net assets(2)                      1.23%
       Total Return
                                                  0.45%
(2)       Annualized.



                                                                   Tax Free Fixed Income Fund
                                                                   For the years ended June 30,
                                                      1999       1998         1997      1996       1995
Net asset value, beginning of period......           $10.40    $ 10.33      $ 10.26   $ 10.28    $ 10.11
Income from investment operations:
 Net investment income ...................             0.35       0.36         0.37      0.37       0.37
 Net realized and unrealized
 gain (loss) on investments...............            (0.10)      0.07         0.07     (0.02)      0.17
Less dividends and distributions:
 Dividends to shareholders from
 net investment income....................            (0.35)     (0.36)       (0.37)    (0.37)     (0.37)
                                                      ------     ------       ------    ------     ------
Net asset value, end of period............          $ 10.30   $  10.40     $  10.33   $ 10.26   $  10.28
                                                    =======   ========     ========   =======   ========
Total return*.............................             2.44%      4.25%        4.34%     3.60%      5.42%
Ratios/supplemental data:
 Net assets, end of period
(000's omitted)...........................             $75,719    $80,160    $55,714   $44,776   $51,828
 Ratio of expenses to average net
 assets:*
 Total expenses paid by the Fund..........             0.82%      0.78%        0.70%*    0.70%*     0.70%*
 Expense offset arrangement...............             0.01%      0.02%      n/a       n/a        n/a
                                                       -----      -----      ---       ---        ---
Total expenses............................             0.83%      0.80%        0.70%     0.70%      0.70%
 Ratio of net investment income to
 average net assets ......................             3.37%      3.49%        3.55%     3.51%      3.67%
Portfolio turnover rate ..................            44%        20%          48%       48%        39%

* Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended June 30, 1997, 1996 and 1995 would have been 0.96%, 0.90% and 0.99%, respectively. For the same periods, the total return of the Fund would have been 4.16%, 3.40% and 5.13%, respectively. The expense payment agreement terminated on July 1, 1997.

ADDITIONAL INVESTMENT INFORMATION

       Investments for each of the money market funds and the Portfolio mature or are deemed to mature within 397 days from the date of purchase and the average maturity of the investments held by each Fund and the Portfolio (on a dollar-weighted basis) is 90 days or less.

                                Money Market Fund

       Investment Structure. The Trust seeks to achieve the investment objective of the Money Market Fund by investing all of the Fund's assets in the Portfolio, a diversified open-end investment company having the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Trust may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trutees determines that it is otherwise in the best interests of the Fund to do so.

       U.S. Government Securities. The Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States.

       Bank Obligations. The Portfolio may invest in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

       Commercial Paper. The Portfolio may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

       Repurchase Agreements. The Portfolio may enter into repurchase agreements for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. A repurchase agreement is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       Other Obligations. Assets of the Portfolio may be invested in bonds, with maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

       Assets of the Portfolio may also be invested in obligations of the International Bank for Reconstruction and Development which may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future. However, assets of the Portfolio may not be invested in obligations of the Inter-American Development Bank or the Asian Development Bank.

                 Money Market Fund and U.S. Treasury Money Fund

       The Investment Adviser invests all of the assets of the U.S. Treasury Money Fund and U.S. Money Market Portfolio in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees of the Fund and the Portfolio.

              Tax Exempt Money Fund and Tax Free Fixed Income Fund

       The following information describes the securities each Fund may purchase, the interest on which is exempt from federal income tax other than the alternative minimum tax. However, other such securities not mentioned below may be purchased for each Fund if they meet the quality and maturity guidelines set forth in each Fund's investment policies. Municipal Bonds. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. The Tax Exempt Money Fund may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

         -    General Obligation Bonds-bonds backed by the municipality's pledge of full faith, credit and taxing power.
         -    Revenue  Bonds-bonds  backed by the revenue of a specific
              project, facility or tax. These include municipal water, sewer and power utilities; transportation projects; education or housing facilities; industrial development and resource recovery bonds.
         - Refunded Bonds-general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. Government obligations that can adequately meet interest and principal payments.
         - Lease Obligation Bonds-bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds.
         -    Asset-Backed   Bonds-bonds   secured  by  interests  in  pools  of
              municipal   purchase   contracts,   financing   leases  and  sales
              agreements. These obligations are collateralized by the assets purchased or leased by the municipality.
         - Zero Coupon Bonds-securities issued at a discount from their face value that pay all interest and principal upon maturity.
         - Participation Certificates-variable rate demand instruments that the Tax Exempt Money Fund may invest in include
              Participation   Certificates  purchased  by  such  Fund  from
              banks, insurance  companies  or  other  financial  institutions in fixed or variable rate, tax-exempt municipal obligations (expected to be concentrated in Revenue Bonds) owned by
              such   institutions  or affiliated organizations. A participation certificate represents the sale by the bank of an undivided interest in a municipal obligation it owns. These certificates may be supported by a bank letter of credit or guarantee.

       Other Federal Tax-Exempt Obligations--Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Tax Exempt Money Fund would be consistent with such Fund's "Investment Objectives, Policies and Risks" and permissable under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act").

       Stand-by Commitments--When the Tax Exempt Money Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price with same day settlement.

Municipal Notes. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of less than one year. These securities include:

         - Tax and Revenue Anticipation Notes-notes issued in expectation of future taxes or revenues.
         - Bond Anticipation Notes-notes issued in anticipation of the sale of long-term bonds.

       Municipal Commercial Paper-obligations issued to meet short-term working capital or operating needs.

       Variable and Floating Rate Instruments-securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.
                                    Each Fund

       Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on each Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by each Fund and the Portfolio. The Investment Adviser is addressing the Year 2000 issue for its systems. Each Fund has been informed by its other service providers that they are taking similar measures. Although each Fund does not expect the Year 2000 issue to adversely effect it, each Fund cannot guarantee that the efforts of each Fund, which are limited to requesting and receiving reports from its services providers, or the efforts of its services providers to correct the problem will be successful.

The 59 Wall Street Money Market Fund
The 59 Wall Street U.S. Treasury Money Fund
The 59 Wall Street Tax Exempt Money Fund
The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund SEC file number: 811-03779

More information on each Fund is available free upon request, including the following:
o      Annual/Semi-Annual Report
       Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during its last fiscal year.
o      Statement of Additional Information
       Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is
       incorporated   by  reference   (is  legally   considered   part  of  this
       prospectus).
       To obtain information:
o      By telephone
       1-800-625-5759
o      By mail write to the Funds' Shareholder Servicing Agent:
       Brown Brothers Harriman & Co.
       59 Wall Street
       New York, NY 10005 o By E-mail send your request to:
       59wall@bbh.com

o        On the Internet:
           Text-only versions of Fund documents can be viewed online or downloaded from:
                  Brown Brothers Harriman & Co.
                  http://www.bbhco.com
                  SEC
                  http://www.sec.gov
You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                Money Market Fund
                            U.S. Treasury Money Fund
                              Tax Exempt Money Fund
                  Tax Free Short/Intermediate Fixed Income Fund
                                   Prospectus
                                November 1, 1999

                                   PART C
                               OTHER INFORMATION

ITEM 23  EXHIBITS:

1(a)     Amended and Restated Declaration of Trust of the
         Registrant (10)
1(b)     Designation of Series of The 59 Wall Street U.S. Treasury Money
         Fund (10)
1(c) Designation of Series of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (10)
1(d)     Designation of Series of The 59 Wall Street Tax Exempt Money
         Fund (11)
2        By-Laws of the Registrant (10)
3        Not Applicable
4        Not Applicable
5(a)     Advisory Agreement with respect to The 59 Wall Street Money
         Market Fund (7)
 (b)     Advisory Agreement with respect to The 59 Wall Street U.S.
         Treasury Money Fund (10)
 (c)     Advisory Agreement with respect to The 59 Wall Street Tax
         Free Short/Intermediate Fixed Income Fund (8)
 (d)     Advisory Agreement with respect to The 59 Wall Street Tax Exempt
         Money Fund (11)
6        Distribution Agreement (2)
7        Not Applicable
8(a)     Custody Agreement (1)
 (b)     Transfer Agency Agreement (1)
9(a)     Amended and Restated Administration Agreement (9)
 (b)     Subadministrative Services Agreement (9)
 (c)     License Agreement (2)
 (d)     Shareholder Servicing Agreement (9)
 (e)     Eligible Institution Agreement (9)
 (f)     Form of Expense Reimbursement Agreement with respect to
         The 59 Wall Street Money Market Fund (6)
 (g)     Form of Expense Reimbursement Agreement with respect to
         The 59 Wall Street U.S. Treasury Money Fund (6)
 (h)     Form of Expense Reimbursement Agreement with respect to
         The 59 Wall Street Tax Free Short/Intermediate Fixed Income
         Fund (7)
 (i)     Expense Reimbursement Agreement with respect to
         The 59 Wall Street Tax Exempt Money Fund (11)
10       Opinion of Counsel (including consent) (1)
11       Consent of independent auditors (12)
12       Not Applicable
13       Purchase Agreement (1)
14       Not Applicable
15       Not Applicable
16(a)    Schedule of Computation of Performance Quotations
           with respect to The 59 Wall Street Money Market Fund (5)
  (b)   Schedule of Computation of Performance Quotations
          with respect to The 59 Wall Street U.S. Treasury Money
          Fund (6)
  (c)   Schedule of Computation of Performance Quotations with
          respect to The 59 Wall Street Tax Free
          Short/Intermediate Fixed Income Fund (4)
17      Financial Data Schedule. (12)

(1) Filed with Amendment No. 1 to this Registration Statement on October 28, 1983.
(2) Filed with Amendment No. 10 to this Registration Statement on August 31, 1990.
(3) Filed with Amendment No. 11 to this Registration Statement on February 14, 1991.
(4) Filed with Amendment No. 14 to this Registration Statement on June 15, 1992.
(5) Filed with Amendment No. 15 to this Registration Statement on October 27, 1992.
(6) Filed with Amendment No. 16 to this Registration Statement on October 27, 1992.
(7) Filed with Amendment No. 17 to this Registration Statement on September 3, 1993.
(8) Filed with Amendment No. 18 to this Registration Statement on September 3, 1993.
(9) Filed with Amendment No. 19 to this Registration Statement on September 3, 1993.
(10) Filed with Amendment No. 30 to this Registration Statement on October 27, 1995.
(11) Filed with Amendment No. 41 to this Registration Statement on November 30, 1998.
(12)     To be filed by Amendment.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.


         See "Trustees and Officers" in the Statement of Additional Information filed as part of this Registration Statement.


ITEM 25.         INDEMNIFICATION.

         As permitted by Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VII of the Registrant's By-Laws, officers, Trustees, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 5 of the Distribution Agreement, 59 Wall Street Distributors, Inc., as Distributor of shares of each series of the Registrant, may be indemnified against certain liabilities which it may incur. Such Article VII of the By-Laws and Section 5 of the Distribution Agreement are hereby incorporated by reference in their entirety.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the Registrant or the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The investment adviser of the Registrant's Money Market Fund, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 27.         PRINCIPAL UNDERWRITERS.

         (a) 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and its affiliates also serve as administrator and/or distributor to other registered investment companies.


         (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, MA
                  02109. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Trustee of the Registrant.

PHILIP W. COOLIDGE: President, Chief Executive Officer and Director of 59 Wall Street Distributors. President of Registrant.


JOHN R. ELDER: Assistant Treasurer of 59 Wall Street Distributors. Treasurer of the Registrant.

LINDA T. GIBSON: Secretary of 59 Wall Street Distributors. Secretary of the Registrant.

MOLLY S. MUGLER: Assistant Secretary of 59 Wall Street Distributors. Assistant Secretary of Registrant.

CHRISTINE A. DRAPEAU: Assistant Secretary of the Registrant.

SUSAN JAKUBOSKI: Assistant Treasurer of 59 Wall Street Distributors. Assistant Treasurer of the Registrant.

LINWOOD C. DOWNS: Treasurer of 59 Wall Street Distributors. Assistant Treasurer of the Registrant.

ROBERT G. DAVIDOFF: Director of 59 Wall Street Distributors; CMNY Capital, L.P., 135 East 57th Street, New York, NY 10022.

DONALD S. CHADWICK: Director of 59 Wall Street Distributors; 4609 Bayard Street, Apartment 411, Pittsburgh, PA 15213.

LEEDS HACKETT: Director of 59 Wall Street Distributors; Hackett Associates Limited, 1260 Avenue of the Americas, 12th Floor, New York, NY 10020.

LAURENCE B. LEVINE: Director of 59 Wall Street Distributors; Blair Corporation, 250 Royal Palm Way, Palm Beach, FL 33480.

         (c) Not Applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of:


         The 59 Wall Street Trust
         59 Wall Street Distributors, Inc.
         59 Wall Street Administrators, Inc.
         21 Milk Street
         Boston, MA 02109


         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171

ITEM 29.          MANAGEMENT SERVICES.

         Other than as set forth under the caption "Management of the Trust" in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.          UNDERTAKINGS.

         (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the
    day of September, 1999.

THE 59 WALL STREET TRUST

By /s/PHILIP W. COOLIDGE
   (Philip W. Coolidge, President)

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                            Date


                                  Trustee and
/s/JOSEPH V. SHIELDS, JR.         Chairman of the Board        September , 1999
(J.V. Shields, Jr.)

                                  President (Principal
/s/PHILIP W. COOLIDGE             Executive Officer)           September , 1999
(Philip W. Coolidge)


/s/EUGENE P. BEARD                Trustee                      September , 1999
(Eugene P. Beard)


/s/DAVID P. FELDMAN               Trustee                      September , 1999
(David P. Feldman)


/s/ARTHUR D. MILTENBERGER         Trustee                      September , 1999
(Arthur D. Miltenberger)


/s/ALAN G. LOWY                   Trustee                      September , 1999
(Alan G. Lowy)


/s/ JOHN R. ELDER                 Treasurer
(John R.Elder)                   (Principal Financial and
                                  Principal Accounting
                                  Officer)                     September , 1999